BLACKROCK CAPITAL APPRECIATION FUND, INC.

(the “Fund”)

Supplement dated March 11, 2024 to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Fund, each dated September 28, 2023

The Fund and BlackRock Large Cap Focus Growth Fund, Inc. (the “Acquiring Fund”) approved an Agreement and Plan of Reorganization (the “Agreement and Plan”) between the Fund and the Acquiring Fund in July 2023, pursuant to which the Fund would be reorganized into the Acquiring Fund (the “Reorganization”).

The Fund and the Acquiring Fund have determined not to proceed with the Reorganization at this time.

Shareholders should retain this Supplement for future reference.

PR2SAI-CAPAP-0324SUP